LCI Industries Q1 2023 Earnings Conference Call May 9, 2023 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine war, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Ongoing Innovation ■ Innovating to drive market share gains through new product introductions, enhancing portfolio to meet customer demand for advanced offerings First Quarter 2023 Highlights Financial Performance ■ Net sales of $973.3 million in the first quarter, down 41% ■ Net income of $7.3 million in the first quarter, down 96% ■ EBITDA1 of $52.5 million in the first quarter, down 83% year-over-year Diversification providing stability as innovation continues to fuel content growth Executing on Diversification ■ Resilience in Aftermarket, Marine, and other adjacencies supporting performance amidst declines in RV OEM ■ Sales outside of North American RV OEM business now make up over half of total Company sales Content Growth in RV ■ 21% growth in content per travel trailer and fifth-wheel RV2 supported by continued organic expansion ■ 3% decline in content per power boat2 3 1 Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended March 31, 2023

Quarterly Performance • Current 2023 North American forecast of 310 - 330k wholesale units; 77,200 wholesale units shipped in Q1 2023 • Q1 2023 RV OEM sales down 62% YoY due to softened retail demand RV OEM RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 Q12 3 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,881 for Q1 2023 (LTM basis) • Increase of 21% over the comparable prior year period 4 $1,040,480 $400,104 Q1 2022 Q1 2023 Net Sales (in thousands)

Quarterly Performance • Q1 2023 sales down 13% year over year, due to lower automotive aftermarket sales • Innovation driving ongoing portfolio expansion through technologically sophisticated products, catering to the new generation of RV enthusiasts • Increased spend during trade-up seasons as consumers upgrade RVs, leveraging our recent acquisitions • Customer experience leading towards innovative offerings through one-on-one engagement AFTERMARKET 5 $247,986 $215,137 Q1 2022 Q1 2023 Net Sales (in thousands)

Quarterly Performance • Q1 2023 Adjacent Industries sales up 1% YoY • Marine market’s historically stable production schedules will lead to less volatility amidst near-term declines Content per Power Boat • 3% decline in content per power boat (LTM basis), primarily due to pricing and product mix ADJACENT MARKETS 6 Net Sales (in thousands) $356,102 $358,069 Q1 2022 Q1 2023

Quarterly Performance • Q1 2023 sales down 1% YoY • Inventories are replenishing as supply chain constraints ease, enabling European customers to begin meeting pent-up demand • Maintaining focus on introducing popular European products in North American markets, including pop top units, B-vans • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales INTERNATIONAL BUSINESS 7 Net Sales (in thousands) $104,972 $104,372 Q1 2022 Q1 2023

INNOVATION AS A CULTURE Constant innovation continues to drive content expansion Continuously developing new product innovations to meet increasing demand for technologically-advanced products 8 Independent Suspension Quick Drop Stabilizer Rockerball Cushion Hitch Gooseneck Ball 5th Wheel Sliders The Fort OneControl ABS (Anti-Lock Braking System)

GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Allocating Capital to Areas with the Highest Growth Return • Reduce leverage • Investment in the business, with focus on automation projects • Return capital to shareholders • Execute strategic acquisitions Continue Execution of our Diversification Strategy • Lessen the impact from RV down cycles by further expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Continue to introduce international products into the US • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 9

Operating Margin 16.4% 2.1% First Quarter 2022 First Quarter 2023 (in th ou sa nd s) Consolidated Net Income $196,181 $7,259 First Quarter 2022 First Quarter 2023 (in th ou sa nd s) EBITDA* $301,513 $52,542 First Quarter 2022 First Quarter 2023 Q1 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,644,568 $973,310 First Quarter 2022 First Quarter 2023 10

As of and for the three months ended March 31 LIQUIDITY AND CASH FLOW 2023 2022 Cash and Cash Equivalents $23M $55M Remaining Availability under Revolving Credit Facility(1) $318M $130M Capital Expenditures $17M $42M Dividends $27M $23M Debt / Net Income (TTM) 5.2x 3.1x Net Debt/EBITDA (TTM) 2.4x(2) 1.8x(3) Cash from Operating Activities $75M $135M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,081M, less Cash of $23M, resulted in Net Debt of $1,058M at March 31, 2023, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $206M adding back Interest of $32M, Taxes of $66M, and Depreciation and Amortization of $130M), resulting in $433M EBITDA for the twelve months ended March 31, 2023. The GAAP debt / Net income ratio was $1,081M / $206M or 5.2x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,286M, less Cash of $55M, resulted in Net Debt of $1,231M at March 31, 2022, divided by EBITDA (Net Income of $410M, adding back Interest of $20M, Taxes of $137M, and Depreciation and Amortization of $120M), resulting in $686M EBITDA for the twelve months ended March 31, 2022. The GAAP debt / Net income ratio was $1,286M / $410M or 3.1x. 11

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income (loss) before interest expense, provision for income taxes, depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended March 31, ($ in thousands) 2023 2022 Net Income $ 7,259 $ 196,181 Interest Expense, Net 10,394 6,252 Provision for Income Taxes 2,390 67,268 Depreciation and Amortization 32,499 31,812 EBITDA $ 52,542 $ 301,513 12

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